SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 15, 2006


                       LEGEND INTERNATIONAL HOLDINGS, INC
                 (Exact Name of Company as Specified in Charter)



       Delaware                      000-32551               23-3067904
----------------------------    ---------------------   ---------------------
(State or Other Jurisdiction    (Commission File No.)       (IRS Employer
     of Incorporation)                                    Identification No.)

         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004

               (Address of Principal Executive Offices) (Zip Code)

Company's telephone number                       61-3-8532-2860
Company's facsimile number                       61-3-8532-2805
Company's email address                          lgdi@axisc.com.au
Company's website address                        www.lgdi.net

Item 3.02       Unregistered Sales of Equity Securities


Effective August 15, 2006, Legend International Holdings, Inc, announces that further to the Form 8-K dated July 21, 2006 when Legend announced a capital raising of 4,000,000 shares of common stock at an issue price of US$0.50 per share raising US$2,000,000, that settlement has been extended to August 31, 2006.




Item 8.01       Other Events


Legend advises that the drilling program on its North Australian mining tenement interests has commenced.


The tenements are located in the Northern Territory of Australia and are prospective for diamonds. The project areas are referred to as Calvert Hills (the Foelsche and Selby areas) and Cox (Broadmere).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LEGEND INTERNATIONAL HOLDINGS INC.
                                    (Company)

                                    By:/s/ Peter Lee
                                       --------------------------------------
                                           Peter Lee
                                           Secretary




Dated: August 15, 2006